Suppliers	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Suppliers

18.	Suppliers

Accounts payable to suppliers are obligations payable for goods or services that were acquired in the usual course of business. They are initially recognized at fair value and, subsequently, measured at amortized cost using the effective interest rate method. Given the short maturity of these obligations, in practical terms, they are usually recognized at the value of the corresponding invoice.

	2025	2024

Suppliers	5,138,780	4,986,912

Domestic currency	4,414,270	4,233,754
Suppliers of materials and services (i)	4,321,640	4,157,887
Interconnection(ii)	56,960	44,759
Roaming(iii)	6,391	4,667
Co-billing(iv)	29,279	26,441

Foreign currency	724,510	753,158
Suppliers of materials and services (i)	285,866	267,723
Roaming(iii)	438,644	485,435

Current portion	5,138,780	4,986,912

(i)	Represents the amount to be paid to suppliers in the acquisition of materials and in the provision of services applied to the tangible and intangible asset or for consumption in the operation, maintenance and administration, in accordance with the terms of the contract between the parties.

(ii)	Refers to as the use of the network of other fixed and mobile operators such cases where calls are initiated on the TIM network and terminated on the other operators.

(iii)	Refers to calls made when the customer is outside their registration area and is considered a visitor on the other network.

(iv)	Refers to calls made by the customer when choosing another long-distance operator.

The Company classifies financial liabilities arising from supplier financing agreements as Accounts Payable on the balance sheet if they have a nature and function similar to accounts payable. This is the case if the financing agreement with suppliers is part of the working capital used in the normal operating cycle of the Company, the level of safety provided is similar to accounts payable, and the terms of the liabilities that are part of the supply chain financing agreement are not substantially different from the terms of accounts payable that are not part of the agreement. Cash flows related to liabilities arising from financing agreements with suppliers are included in operating activities on the cash flow.

The Company signed contracts with financial institutions as an alternative to support its suppliers so that they can anticipate their receivables on an ad hoc basis, at their sole discretion. In these operations, suppliers transfer the right to receive the securities to a financial institution with no right of recourse, while maintaining the contractual terms. The securities assigned are advanced to suppliers at a discount rate. Once the operations have been carried out, the Company will have these financial institutions as creditors of the securities assigned for the original contractual amount and term with suppliers, without any associated financial charge or benefit. The balance of accounts payable related to these operations have already been fully paid by the financial institutions to the suppliers.

On December 31, 2025, the Company has approximately R$ 591 million (R$ 429 million on December 31, 2024) related to the supplier financing agreements, as detailed below:

	2025	2024

Balance related to invoices included in the Agreements – suppliers paid	590,646	428,609
Balance related to invoices included in the Agreements – suppliers unpaid	-	-
	590,646	428,609

There were no significant non-cash changes in the book values of suppliers included in these operations.